HOLLY POND F/C DOCS.
EXHIBITS C-X

                           AGREEMENT


          This AGREEMENT (this "Agreement") is made and entered into as of this 16th day of January, 1996, by and among THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation with a place of business at Three Gateway Center, 13th Floor, Newark, New Jersey 07102-4077 ("Lender"), and HOLLY POND ASSOCIATES LIMITED PARTNERSHIP, a Connecticut limited partnership with a business address c/o Peter K. Underhill, 425 Brushy Ridge Road, New Canaan, Connecticut 06840 ("Borrower").

                           RECITALS
          WHEREAS, Borrower owns real property known as Holly Pond Plaza, together with all the improvements thereon, more particularly described in Exhibit A attached hereto (the "Real Property"), which consists of a commercial office building and the personal property owned by Borrower and located at 1281 Main Street, Stamford, Connecticut (the "Personal Property"; the Real Property and the Personal Property are hereinafter collectively referred to as the "Property"); and

          WHEREAS, on or about May 1, 1981, Lender made a loan to Borrower in the original principal amount of $5,400,000 (the "Loan"), which Loan is evidenced by, INTER ALIA, a Note Secured by Mortgage dated May 1, 1981, as modified by a certain Modification Agreement dated March 7, 1984 (the "Modification Agreement") made by and between Lender and Borrower and recorded in Volume 2378 at Page 51 of the Land Records of the City of Stamford, County of Fairfield, State of Connecticut (the Note Secured by Mortgage as so modified by the Modification Agreement being referred to herein as the "Note"). The Note is secured by (i) a Mortgage Deed dated May 1, 1981 and recorded in Volume 2031 at Page 334 of the Land Records of the City of Stamford, County of Fairfield, State of Connecticut, as modified by the Modification Agreement (the Mortgage Deed as so modified by the Modification Agreement being referred to herein as the "Mortgage");
(ii) an Assignment of Lease dated May 1, 1981 made by Borrower in favor of Lender and recorded in Volume 2032 at Page 1 of the Land Records of the City of Stamford, County of Fairfield, State of Connecticut (the "Assignment of Lease "); and (iii) a Security Agreement dated May 1, 1981 made by Borrower in favor of Lender (the "Security Agreement"); and

          WHEREAS, Lender is presently the holder and owner of the Note, the Mortgage, the Assignment of Lease, the Security Agreement and all other documents entered into by or on behalf of Borrower and delivered to Lender in connection with the Loan (collectively, the "Loan Documents"); and

          WHEREAS, the Loan is in default as a result of Borrower's failure to pay the installments of principal and interest due under the Note, and the following amounts are now due and payable to Lender pursuant to the terms of the Loan Documents: (a) principal in the amount of $5,193,251.24; (b) interest through November 22, 1995, in the amount of $3,310,590.43 plus interest due at the per diem rate of $1,737; (c) delay fees and late


                                                            2

charges in the amount of $529,049.60; and (d) costs and attorneys' fees incurred by Lender (collectively, the "Indebtedness"); and

          WHEREAS, Borrower has continued in possession of the Property to manage and maintain the Property subsequent to commencement by Lender of a certain foreclosure action, D.N. CV 91-0120403 S, in the Superior Court, Judicial District of Stamford/Norwalk at Stamford, against Borrower (the "Foreclosure Action"); and

          WHEREAS, as a result of a certain identified environmental condition of the Property, Borrower has commenced that certain civil action against Texaco, Inc., Docket No. 5: 92 CV 304 currently pending in the United States District Court for the District of Connecticut (the
"Environmental Action"); and

          WHEREAS, Borrower acknowledges that the Loan Documents shall be transferred and assigned by Lender to 1281 East Main Associates, LLC ("Lender's Assignee") and that upon such assignment, Lender's Assignee shall assume all rights and obligations of Lender under this Agreement (and for the purposes hereof, any reference to Lender shall be deemed to refer to Lender's Assignee, as appropriate), and Lender shall be released from any further obligation with respect thereto, and Borrower is agreeable to the entry of appropriate orders in the Foreclosure Action and the Environmental Action substituting Lender's Assignee as the plaintiff in the Foreclosure Action and the Environmental Action; and

          WHEREAS, Lender and Borrower wish to resolve and settle all claims arising with respect to or in connection with the Loan Documents, the Foreclosure Action and the environmental condition described in or giving rise to the Environmental Action in as expeditious a manner as possible; and

          WHEREAS, Lender and Borrower are represented by counsel and have consulted with counsel prior to executing this Agreement; and

          WHEREAS, Carlyle Real Estate Limited Partnership-X, a limited partner of the Borrower, is entered into this Agreement as such limited partner in order to indicate its consent and acknowledgment of the terms and provisions set forth herein.

          NOW, THEREFORE, in consideration of the recitals set forth herein (which are hereby incorporated into and shall be deemed part of this agreement), the mutual covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                           AGREEMENT

          1. CONFIRMATION AND REAFFIRMATION OF INDEBTEDNESS. Subject to the provisions of this Agreement, Borrower hereby confirms and reaffirms the Indebtedness to Lender in its entirety and agrees that there are no defenses, counterclaims and/or setoffs to


                                                            3

or against the foreclosure of the Mortgage, and further confirms and reaffirms any and all Loan Documents.

          2.   CONTROL AND POSSESSION OF THE PROPERTY.

               (a) Upon execution and delivery of this Agreement, Lender shall assume management of the Property, and Borrower shall cause Peter K. Underhill & Associates, LLC ("PKUA") to turn over management of the Property, together with the books and records contemplated in Section 7 of this Agreement, to the new manager identified by Lender, and to issue a notice to all tenants of the Property, in form and substance satisfactory to Lender, informing the tenants of the change in management and directing the tenants to make all subsequent rental payments to the new manager. Lender shall have the right to manage the Property pursuant to this Agreement until the earlier of (i) the date upon which title to the Property is vested in Lender through the Foreclosure Action, or (ii) April 30, 1996. Lender will serve as manager without compensation and will apply all revenues received from the Property first to Property related operating and other expenses. Lender shall have the right to retain all revenues received in excess of such Property expenses.

               (b) Borrower has delivered a report with respect to the operation of the Property during the period from January 1, 1995 through November 30, 1995 (the "Settlement Period") to Lender, which report evidences payment of all Net Cash Flow from the Property generated during the Settlement Period to the City of Stamford in reduction of delinquent real estate taxes. As used herein, "Net Cash Flow" with respect to the Settlement Period means all revenue actually received by Borrower from the Property during such period (excluding prepaid rent and security deposits unless and until the same are applied in accordance with the terms of the leases, and insurance and condemnation proceeds, to the extent used by Borrower to repair the Property pursuant to the terms of the Loan Documents), less all operating expenses incurred by Borrower with respect to the Property during such period, including, without limitation, (a) all expenses, including attorneys' fees, incurred by Borrower in connection with its compliance with this Agreement, (b) a management fee of $50,000 payable to PKUA, together with such reimbursements and other amounts payable to the manager under the management agreement for the Property, (c) all expenditures (including brokerage commissions, tenant improvements and moving allowances) required in connection with any lease or other agreement affecting the Property in effect as of the date hereof and (d) the cost of any capital improvements.

               (c) Upon execution and delivery of this Agreement, Borrower shall promptly cause the termination of any and all leasing, brokerage or management agreements affecting the Property, without cost to Lender.

          3. FORECLOSURE OF THE PROPERTY. Borrower hereby agrees and consents to the entry of a judgment of strict foreclosure in the Foreclosure Action, and in furtherance thereof the following actions shall occur:


                                                            4

               (a) Borrower consents to the jurisdiction in the Foreclosure Action, and waives any and all defenses Borrower has, or may have, to the Foreclosure Action, including, but not limited to, any claim to the rents due and payable by tenants at the Property during the Settlement Period (the "Rents");

               (b) Upon execution and delivery of this Agreement, Borrower shall execute and deliver to Lender a Stipulation for Judgment of Strict Foreclosure, in the form of the Stipulation attached hereto as Exhibit B (the "Stipulation"), consenting to the immediate entry of a Judgement of Strict Foreclosure in the Foreclosure Action and the entry of an order setting the law date of strict foreclosure for the next business day following the entry of judgment. In addition, Borrower agrees to fully cooperate in expediting the entry of a Judgment of Strict Foreclosure, and, in particular, agrees (i) to appear by counsel in the Foreclosure Action,
(ii) to have counsel disclosure that there are no defense to the Foreclosure Action, (iii) to withdraw any previously filed disclosure of defenses and motion to stay, (iv) to allow the order setting the law day of strict foreclosure to be modified from time to time, if deemed necessary by Lender, in its sole discretion, (v) to the entry of a judgment file in a form satisfactory to lender, (vi) to waive any appeal period which it may have by statute or court rule, (vii) to waive any notice period allowed by statute or court rule and to consent to the motion for judgment being heard by the Court on the first possible date, without regard to the formal calendar system, and (viii) to waive the production of the original Loan Documents at the hearing on motion for judgment; and

               (c) Borrower consents and agrees that Lender shall have the absolute right to continue the Foreclosure Action against Borrower and the Property for the purposes of foreclosing the Mortgage on the Property and taking title to the Property, and Borrower shall not object, contest, challenge, hinder or delay the foreclosure of the Property by Lender in any way, but shall, instead, cooperate with Lender in connection with the Foreclosure Action in all respects. Borrower will not move to have the foreclosure judgment modified, stayed, vacated or set aside or to file any appeal from the judgment or move for a foreclosure by sale. In addition to the limitations on liability set forth in the Loan Documents (including the provisions set forth in the tenth paragraph of the Note), as of the date Lender obtains a judgment of foreclosure with respect to the Foreclosure Action, Lender and any of its successors or assigns, shall not exercise any right it may have to pursue any deficiency judgment of any kind and nature against Borrower or its partners with respect to amounts due and payable or any other liability or obligation in any way arises under the Note and the other Loan Documents, or in connection with any aspect of the Property or the Environmental Action.

               (d) All of Borrower's right, title, and interest in and to any and all of the personal property granted as collateral by Borrower to Lender under the Mortgage (except such personal property as may be identified on Exhibit C attached hereto), shall be transferred to Lender pursuant to a bill of sale, in substantially the form attached hereto as Exhibit C-1, on or before the date of transfer of title of the Property to Lender, without any representation whatsoever, express or implied.

               (e) Lender shall have the right to assign the Loan Documents and this Agreement to Lender's Assignee prior to or after the entry of the Judgment of


                                                            5

Strict Foreclosure, and upon any such assignment, Borrower shall consent to the immediate substitution of Lender's Assignee as the plaintiff in the Foreclosure Action, and should any such Lender's Assignee be substituted as the plaintiff before or after the entry of the Judgment of Strict Foreclosure, Borrower agrees that the Judgment of Strict Foreclosure shall be deemed in all respects in favor of Lender's Assignee. Notwithstanding anything to the contrary contained in this Agreement or the Loan Documents, so long as there shall have been no material breach of this Agreement by Borrower, Lender's ability to assign its right under this Agreement, the Loan Documents, the Environmental Action, or the Judgement of Strict Foreclosure shall be conditioned upon Lender providing to Borrower such assignee's written agreement to be bound by and to assume Lender's obligations under the terms of this Agreement (including delivery by such assignee of the Release in the form of Exhibit D attached hereto).

               (f) Borrower hereby agrees to take or cause to be taken such further action as Lender may reasonably request in order to prosecute to immediate conclusion the Foreclosure Action.

          4. MARKETING OF LOAN. Borrower agrees that, prior to the entry of the Judgment of Strict Foreclosure and the transfer of title to the Property, Lender shall have the right to sell the loan and the Loan Documents, and assign all of its rights and interest in this Agreement, the Loan Documents, the Environmental Action and the Judgment of Strict Foreclosure to Lender's Assignee on terms in its sole discretion, and, to the extent necessary, Borrower shall cooperate with Lender in its attempts to sell the Loan and the Loan Documents and to assign its rights and interest in the Environmental Action, and Borrower shall execute any documents reasonably required to be executed in connection with such sale; provided, however, that Borrower shall not be obligated to execute or deliver any agreement or instrument in connection with such sale which would place any liability upon Borrower or its partners in excess of that provided for this Agreement.

          5.   SETTLEMENT OF ENVIRONMENTAL ACTION.

               (a) Prior to the transfer of title to the Property to Lender pursuant to the Foreclosure Action, Borrower shall be required to take only such steps as are necessary to maintain the Environmental Action on the court docket, and shall not pursue settlement of the Environmental Action. Any out-of-pocket costs reasonably incurred by Borrower in connection with these obligations to continue the Environmental Action shall be reimbursed to Borrower by Lender, within ten (10) days after Lender's receipt of an invoice, together with reasonably detailed supporting documentation, provided that Borrower shall obtain Lender's approval of such costs in advance, which approval shall not be unreasonably withheld. Borrower shall provide Lender with monthly progress reports regarding all actions being taken by Borrower with respect to the Environmental Action, which reports shall be delivered to Lender on the tenth day of each month.

               (b) Borrower hereby acknowledges Lender's present interest in the proceeds resulting from the Environmental Action and hereby grants, assigns, pledges and transfers to Lender all of its right, title and interest in, to and under the proceeds


                                                            6

resulting from the Environmental Action, and in its right to receive any such proceeds, and shall execute appropriate UCC-1 Financing Statements in favor of Lender on the date hereof in order to perfect Lender's interest in the foregoing collateral. Without limiting the foregoing, Borrower acknowledges that the assignment of Borrower's interest in the proceeds resulting from the Environmental Action is an absolute assignment and shall survive the transfer of title to the Property to Lender pursuant to the Foreclosure Action.

               (c) Lender shall have the right to assign its interest in the proceeds resulting from the Environmental Action to Lender's Assignee prior to or after the entry of the Judgment of Strict Foreclosure, without the consent of Borrower. Following the transfer of title to the Property to Lender pursuant to the Foreclosure Action, Lender shall have the sole right to pursue settlement of the Environmental Action, and Borrower shall take such steps as are reasonably required to cause Lender to be substituted as the plaintiff in the Environmental Litigation and to assign over to Lender all of its rights in the Environmental Action, and shall cause its counsel to cooperate in the transfer of related files and the substitution of counsel.

          6. RELEASE. Upon execution and delivery of this Agreement, Lender, Lender's Assignee and Borrower shall execute, deliver and exchange Releases in the form of the attached Exhibits D (by Lender and Lender's Assignee) and E (by Borrower), and Borrower shall also execute and deliver a Release in the Form of Exhibit E-1 to Lender's Assignee.

          7.   LEASES, CONTRACTS, AGREEMENTS AND PERMITS.

               (a) Upon execution and delivery of this Agreement, Borrower shall supply to Lender to the extent available and in Borrower's possession and not previously provided to Lender:

                    (i) The most recent real estate tax, water, sewer and utility bills for the Property.

                    (ii) Copies of the "as-build" plans and
specifications for the Property.

                    (iii)Copies of valid certificates of occupancy for the Property.

                    (iv) Copies of surveys of the Property.

                    (v) Copies of all warranties, guarantees and similar rights of Borrower covering the Personal Property or any portion thereof.

                    (vi) Copies of any notices received by Borrower from any federal, state or local governmental agencies or bodies, including the Connecticut Department of Environmental Protection.


                                                            7

                    (vii)Executed copies of all leases, contracts, insurance policies, commitments and agreements.

                    (viii)    Copies of all engineering and similar
reports prepared by or for Borrower, or in Borrower's possession, with respect to the Property, including, without limitation, such reports related to (1) the presence, removal or abatement of asbestos, (2) the presence, removal or remediation of hazardous materials, (3) surface and subsurface soil conditions, (4) the adequacy and condition of the elevators in the improvements of the Property (the "Improvements"), (5) the structure of the Improvements, and (6) the heating, air-conditioning, water, plumbing, electrical and other systems in the Improvements.

                    (ix) A true and complete inventory of all fixtures, equipment and personal property owned by Borrower and used in connection with the Property.

                    (b)  Upon execution and delivery of this
Agreement, Borrower shall supply to Lender (i) all security deposits paid to Borrower by tenants at the Property, and, to the extent available and within Borrower's possession or control, (ii) any and all other items reasonably necessary for operation and management of the Property, (iii) all tenant files, including correspondence and notices received from and given to the tenants, and (iv) all books and records which are reasonably necessary to manage and operate the Property, including tenant payment ledgers, income and expense records and information necessary to calculate escalation charges under the leases entered into with tenants at the Property.

          8.   BANKRUPTCY AND AVOIDANCE.

               (a) To the extent that any of the material transactions or instruments contemplated by this Agreement are voided, set aside or declared null and void by reason of any voluntary action by Borrower or its partners or affiliates to set aside or delay the implementation of this Agreement or the Foreclosure, then any Release contained in this Agreement or delivered pursuant to this Agreement shall, at the sole option of Lender, be null and void and of no force and effect, and in such event, Lender reserves the right to pursue any and all claims they may now have or will have in the future relating to the Loan, the Loan Documents and/or the Foreclosure Action.

               (b) To the extent that an action or proceeding of any type is commenced by Borrower or any of its partners which seeks to avoid, set aside or declare null and void the transactions or instruments contemplated by this Agreement, including, but not limited to, proceedings seeking such avoidance in connection with the insolvency, bankruptcy or reorganization of Borrower, then any Release contained in this Agreement or delivered pursuant to this Agreement shall, at the sole option of Lender, be null and void and of no force and effect.

               (c) In the event that Borrower or any of its partners shall (i) file any petition with any bankruptcy court or be the subject of any petition under Chapter 11


                                                            8

of the United States Bankruptcy Code (the "Code"), (ii) file or be the subject of any petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency or other relief for debtors, (iii) have sought or consented to or acquiesced in the appointment of any trustee, receiver, conservator or liquidator, or (iv) be the subject of any order, judgment or decree entered by any court of competent jurisdiction approving a petition filed against such party for any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future federal or state act or law relating to bankruptcy,insolvency or relief for debtors, Lender shall thereupon be entitled, and Borrower hereby irrevocably consents,to the entry of an order by a bankruptcy court granting to Lender relief from any automatic stay imposed by section 362 of the Code, or otherwise, on or against the exercise of the rights and remedies otherwise available to Lender as provided in the Loan Documents, this Agreement or as otherwise provided by law or in equity, and Borrower hereby irrevocably waives its right to object to, attempt to enjoin or otherwise interfere with such relief and the exercise and enforcement by Lender of its rights and remedies following entry of such order. Without limiting the generality of the immediately proceeding sentence, Borrower agrees that Lender will be entitled to and Borrower hereby consents to immediate relief from the automatic stay imposed by the Code to allow Lender to take any and all action necessary to enforce any rights Lender may have hereunder or under the Loan Documents, including, but no limited to, the right to possession of the Property, collection of Rents, the commencement or continuation of any action to foreclose Lender's liens and security interests (including, without limitation, the Foreclosure Action), and Borrower further agrees that the filing of any petition for relief under the Code which postpones, prevents, delays or otherwise hinders Lender's efforts to liquidate any of the collateral therefor shall be subject to prompt dismissal or conversion to a case under Chapter 7 of the Code. Further, Borrower agrees that it will not seek, apply for or cause the entry of any order enjoining, staying or otherwise prohibiting or interfering with Lender's obtaining an order granting relief from the automatic stay and enforcement of any rights which Lender may have hereunder or under the Loan Documents, including, but not limited to, Lender's right to possession of the Property, collection of the Rents and/or the commencement or continuation of an action to foreclose Lender's liens and security interests (including, without limitation, the Foreclosure Action).

          9. MODIFICATIONS, WAIVERS, ETC. No waiver, modification, amendment, discharge or change in the terms of this Agreement shall be valid unless the same is in writing and signed by the party against which the enforcement of such modification, waiver, amendment, discharge or change is sought. This Agreement contains the entire agreement between the parties relating to the transactions contemplated hereby, and all prior or contemporaneous agreements, understandings, representations and statements, oral or written, are merged herein.

          10. NOTICES. Requests and notices pursuant to this Agreement shall be in writing and mailed via overnight delivery service and certified mail, return receipt requested, postage prepaid, to the parties at the following addresses:

          Lender:


                                                            9

               The Prudential Realty Group
               The Prudential Business Campus
               2 Hilton Court, 2nd Floor
               Parsippany, NJ 07054
               Attn: David Rodgers

          Borrower:

               Holly Pond Associates Limited Partnership
               c/o Peter K. Underhill
               425 Brushy Ridge Road
               New Canaan, Connecticut 06840

          With copies of all notices to Lender to:

               The Prudential Insurance Company of America
               Three Gateway Center, Thirteenth Floor
               Newark, New Jersey 07102-4077
               Attn: John C. Kelly, Esq.

          With copies of all notices to Borrower to:

               Carlyle Real Estate Limited Partnership-X
               c/o JMB Realty Corporation
               900 North Michigan Avenue
               Chicago, IL 60611
               Attn: Ms. Julie Strocchia

          and to:   Pircher, Nichols & Meeks
                    1999 Avenue of the Stars, Suite 2600
                    Los Angeles, CA 90067
                    Attn: Real Estate Notices (RCS/SAC)

          and to:   Schatz and Schatz, Ribicoff & Kotkin
                    One Landmark Square
                    Stamford, CT 06901
                    Attn: Matthew J. Forstadt, Esq.

          11.  MISCELLANEOUS:  It is further understood and agreed that:

               (a) This Agreement shall be fully executed and delivered, and all documents required herein executed and delivered (excepting only those documents specified for delivery following execution of this Agreement) no later than 9:00 a.m., January 31, 1996, time being of the essence of this Agreement.


                                                            10

               (b) Other than the provisions of Paragraph 5 and the terms and conditions of the Releases and such other documents executed in connection with the transfer of the Property to Lender's Assignee, this Agreement shall not survive the foreclosure of the Property.

               (c) The paragraph headings of this Agreement are for convenience only and are not intended to alter, limit or enlarge the language hereof.

               (d) This Agreement shall extend to, be obligatory upon and inure to the benefit of the heirs, legal representatives, successors and assigns, as the case may be, of the parties hereto.

               (e) In the event that any provision of this Agreement shall be held to be invalid or unenforceable, the same shall not affect in any respect whatsoever the validity or enforceability of the remainder of this Agreement.

               (f) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute and be taken as one and the same instrument.

               (g) This Agreement shall be governed by the laws of the State of Connecticut.

               (h) The liability of Borrower and its partners under this Agreement and the


                                                            11

documents and instruments delivered by Borrower in connection with this Agreement shall be subject to the limitations of liability contained in the tenth paragraph of the Note.


               IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

WITNESSED BY:
                              THE PRUDENTIAL INSURANCE
                              COMPANY OF AMERICA


                              By
                              Name:
                              Title:


                              HOLLY POND ASSOCIATES LIMITED
                              PARTNERSHIP

                              By   PETER K. UNDERHILL, G.P.
                              Name:Peter K. Underhill
                              Title: General Partner



                              By   RANDALL A. HACK, G.P.
                              Name:Randall A. Hack
                              Title: General Partner


                              By   ROBERT LIBERMAN, G.P.
                              Name:Robert Liberman
                    _         Title: General Partner





            [Signatures continued on the next page]


                                                            12


                              By   JOSHUA A. MUSS
                              Name:Joshua A. Muss
                              Title: General Partner



                              By  CARLYLE REAL ESTATE LIMITED
                              PARTNERSHIP-X, a limited partnership
                              and a Limited Partner of the Borrower


                                By JMB Realty Corporation, a Delaware
                                corporation, its general partner


                                   By
                                   Name:
                                   Title:



 [THE BALANCE OF THIS PAGE HAS INTENTIONALLY BEEN LEFT BLANK]

























                                                            13



                              By   JOSHUA A. MUSS
                              Name:Joshua A. Muss
                              Title: General Partner


                              By CARLYLE REAL ESTATE LIMITED
                              PARTNERSHIP-X, a limited partnership
                              and a Limited Partner of the Borrower

                                By JMB Realty Corporation, a Delaware
                                corporation, its general partner


                                   By   JULIE A. STROCCHIE
                                   Name:Julie A. Strocchie
                                   Title: Vice-President



 [THE BALANCE OF THIS PAGE HAS INTENTIONALLY BEEN LEFT BLANK]


























                                                            11





               (c) The paragraph headings of this Agreement are for convenience only and are not intended to alter, limit or enlarge the language hereof.

               (d) This Agreement shall extend to, be obligatory upon and inure to the benefit of the heirs, legal representatives, successors and assigns, as the case may be, of the parties hereto.

               (e) In the event that any provision of this Agreement shall be held to be invalid or unenforceable, the same shall not affect in any respect whatsoever the validity or enforceability of the remainder of this Agreement.

               (f) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute and be taken as one and the same instrument.

               (g) This Agreement shall be governed by the laws of the State of Connecticut.

               (h) The liability of Borrower and its partner under this Agreement and the documents and instruments delivered by Borrower in connection with this Agreement shall be subject to the limitations of liability contained in the tenth paragraph of the Note.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


WITNESSED BY:

                                   THE PRUDENTIAL INSURANCE
                                   COMPANY OF AMERICA



                                   By   DAVID M. RODGERS
                                   Name:David M. Rodgers
                                   Title: Vice President








                                                            13

STATE OF       )
               )    ss:                                , 1995
COUNTY OF      )



                 Personally appeared The Prudential Insurance Company of America, a New Jersey corporation, by ------------------------------, its duly authorized ------------------------, signer of the foregoing instrument, and acknowledged the same to be his/her free act and deed and the free act and deed of said corporation, before me.




                         Notary Public
                         My Commission Expires:









STATE OF CONNECTICUT     )
                         )    ss: Wilton     December 8, 1995
COUNTY OF FAIRFIELD      )


                   Personally appeared Peter K. Underhill, general partner of HOLLY POND ASSOCIATES LIMITED PARTNERSHIP, a Connecticut limited partnership, signer of the foregoing instrument, and acknowledged the same to be his free act and deed and the free act and deed of said limited partnership, before me.



                         DANIEL I. KONOVER
                         Daniel I. Konover
                         Commissioner of the Superior Court






                                                            14

STATE OF CONNECTICUT)
                    )    ss: Stamford        January 16, 1996
COUNTY OF FAIRFIELD )



                   Personally appeared The Prudential Insurance Company of America, a New Jersey corporation, by David M. Rodgers, its duly authorized Vice President, signer of the foregoing instrument, and acknowledged the same to be his/her free act and deed and the free act and deed of said corporation, before me.


                         NANCY VIGGIANO
                         Nancy Viggiano
                         Notary Public
                         My Commission Expires:









STATE OF CONNECTICUT     )
                         )    ss: Stamford   January 16, 1996
COUNTY OF FAIRFIELD      )


                   Personally appeared Peter K. Underhill, general partner of HOLLY POND ASSOCIATES LIMITED PARTNERSHIP, a Connecticut limited partnership, signer of the foregoing instrument, and acknowledged the same to be his free act and deed and the free act and deed of said limited partnership, before me.




                         Notary Public
                         My Commission Expires





                                                            14

STATE OF NEW JERSEY )
                    )    ss:  Princeton      December 20, 1995
COUNTY OF MIRCER    )



                    Personally appeared Randall A. Hack, general partner of HOLLY POND ASSOCIATES LIMITED PARTNERSHIP, a Connecticut limited partnership, signer of the foregoing instrument, and acknowledged the same to be his free act and deed and the free act and deed of said limited partnership, before me.


                         CORINNE E. MONTGOMERY
                         Corinne E. Montgomery
                         Notary Public
                         My Commission Expires: Nov. 22,1998









STATE OF NEW YORK   )
                    )    ss: NYC             December 12, 1995
COUNTY OF NEW YORK  )


                   Personally appeared Robert Liberman, general partner of HOLLY POND ASSOCIATES LIMITED PARTNERSHIP, a Connecticut limited partnership, signer of the foregoing instrument, and acknowledged the same to be his free act and deed and the free act and deed of said limited partnership, before me.


                         MADELINE A. MERRITT
                         Madeline A. Merritt
                         Notary Public
                         My Commission Expires: March 30, 1996






                                                            15

STATE OF VIRGINIA   )
                    )    ss:  Fairfax        December 13,1995
COUNTY OF FAIRFAX   )



                    Personally appeared Joshua A. Muss, general partner of HOLLY POND ASSOCIATES LIMITED PARTNERSHIP, a Connecticut limited partnership, signer of the foregoing instrument, and acknowledged the same to be his free act and deed and the free act and deed of said limited partnership, before me.


                         MARVIN L. DENNEN
                         Marvin L. Dennen
                         Notary Public
                         My Commission Expires: May 31, 1996









STATE OF            )
                    )    ss:                      , 1995
COUNTY OF           )


                    Personally appeared ---------------------, of JMB REALTY CORPORATION, a Delaware corporation and the general partner of CARLYLE REAL ESTATE LIMITED PARTNERSHIP-X, a limited partnership, signer of the foregoing instrument, and acknowledged the same to be his or her other free act and deed and the free act and deed of said limited partnership, before me.




                         Notary Public
                         My Commission Expires

November 16, 1995



                                                            16

STATE OF            )
                    )    SS:                      , 1995
COUNTY OF           )


                  Personally appeared Joshua A. Muss, general partner of HOLLY POND ASSOCIATES LIMITED PARTNERSHIP, a Connecticut limited partnership, signer of the foregoing instrument, and acknowledged the same to be his free act and deed and the free act and deed of said limited partnership, before me.




                         Notary Public
                         My Commission Expires:





STATE OF ILLINOIS   )
                    )    SS:                 December 26, 1995
COUNTY OF COOK      )


                   Personally appeared Julie Strocchia, of JMB REALTY CORPORATION, a Delaware corporation and the general partner of CARLYLE REAL ESTATE LIMITED PARTNERSHIP-X, a limited partnership, signer of the foregoing instrument, and acknowledged the same to be his or her other free act and deed and the free act and deed of said limited partnership, before me.


                         KAREN M. NARCISSI
                         Karen M. Narcissi
                         Notary Public
                         My Commission Expires  March 9, 1997




December 18, 1995









                           EXHIBIT A





     All that certain piece or parcel of land containing 26, 045 square feet, more or less, together with the buildings and improvements thereon, situated in the City of Stamford, County of Fairfield and State of Connecticut, and bounded and described as follows:

     Beginning at a point, which is formed by the intersection of the southerly side of Main Street with the easterly side of Waterbury Avenue, and running thence along the southerly side of Main Street

     North 58 degrees 28' 47" East 26.60 feet to a nail replacing a Connecticut Highway Department Monument; thence continuing along the southerly side of Main Street

     North 63 degrees 06' 27" East 112.56 feet to a Connecticut Highway Department Monument; thence continuing on the southerly side of Main Street on the arc of a curve to the right having a radius of 498.10 feet a distance of 32.71 feet to a point formed by the intersection of the southerly side of Main Street with a stone wall along the westerly side of Weed Avenue; thence long the westerly side of Weed Avenue, and along said stone wall, on the arc of a curve to the right having a radius of 44.00 feet a distance of 50.27 feet; then continuing along the westerly side of Weed Avenue, and along said stone wall,

     South 12 degrees 23' 55" East 61.10 feet to a point; thence continuing along the westerly side of Weed Avenue, and along said stone wall, on the arc of a curve to the right having a radius of 540.00 feet a distance of 38.05 feet to a drill hole, which point is the northeasterly corner of land now or formerly of Carl Sodergran et al; running thence along land now or formerly of Carl Sodergran et al,

     South 67 degrees 06' 35" West 190.30 feet to a point on the easterly side of Waterbury Avenue, and running thence along the easterly side of Waterbury Avenue,

     North 13 degrees 49' 27" West 129.50 feet to the point or place of beginning.

     Together with an easement from Mildred Sodergran to Holly Pond Associates, dated August 19, 1980 and recorded in Volume 1967 at page 69 of the Stamford Land Records.








                           EXHIBIT B


DOCKET NO.: CV-91-0120403 S   )    SUPERIOR COURT
                              )
THE PRUDENTIAL INSURANCE      )    JUDICIAL DISTRICT OF
COMPANY OF AMERICA            )    STAMFORD/NORWALK AT STAMFORD
                              )
     v.                       )
                              )
HOLLY POND ASSOCIATES LIMITED )
PARTNERSHIP                   )         , 1996


        STIPULATION FOR JUDGMENT OF STRICT FORECLOSURE

               The Plaintiff, The Prudential Insurance Company of
America ("Prudential"), and the Defendant, Holly Pond Associates Limited Partnership, hereby stipulate and agree as follows:

               1. A Judgment of Strict Foreclosure in the form of the judgment previously filed with the Court shall enter immediately in favor of Prudential or the holder and owner of the subject Note and Mortgage in the above-referenced action (the "Action").

               2. Holly Pond Associates Limited Partnership waives its appeal period and consents to a law day commencing the next business day after the entry of judgment in the Action.

               3. The terms and conditions of that certain Agreement dated as of January 16, 1996 (the "Agreement") executed by Prudential and Holy Pond Associates Limited


                                                            2

Partnership shall be incorporated in, and the terms and conditions of Paragraph 5 of the Agreement shall survive, the entry of Judgment in the Action.

               4. Holly Pond Associates Limited Partnership, any representative and its counsel agree to take no action (i) to seek an injunction or stay of execution of, or (ii) to seek to appeal, reopen, modify, vacate or otherwise seek reconsideration or review with respect to the stipulated judgment and/or judgment obtained and enforced in accordance with this Stipulation for Judgment of Strict Foreclosure.


PLAINTIFF,                    DEFENDANT,
THE PRUDENTIAL INSURANCE      HOLLY POND ASSOCIATES
COMPANY OF AMERICA            LIMITED PARTNERSHIP


By                            By

  John F. Carberry            Matthew J. Forstadt
  Steven I. Frenkel           Schatz & Schatz, Ribicoff & Kotkin
  Cummings & Lockwood         One Landmark Square
  Four Stamford Plaza         Stamford, CT 06901
  P.O. Box 120                (203)964-0027
  Stamford, CT 06904          Juris No. 101914
  (203)327-1700
  Juris No. 13252







                           EXHIBIT C



                  EXCLUDED PERSONAL PROPERTY




                           EXHIBIT D


                            RELEASE

          This Release (the "Release") is given this 16th day of January, 1996, by THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey Corporation, with a principal place of business at Three Gateway Center, 13th Floor, Newark, New Jersey 07102-4077 ("Lender" or the "Releasor"), to HOLLY POND ASSOCIATES LIMITED PARTNERSHIP, a Connecticut limited partnership with a business address c/o Peter K. Underhill, 425 Brushy Ridge Road, New Canaan, Connecticut 06840 (the "Borrower"), and PETER L. UNDERHILL ASSOCIATES, LLC, a Connecticut limited liability company with a business address c/o Peter K. Underhill, 245 Brushy Ridge Road, New Canaan, Connecticut 06840 ("PKUA," and collectively referred to herein with the Borrower as the "Release").
                           RECITALS
          WHEREAS, Borrower owns real property known as Holly Pond Plaza, together with all the improvements thereon, (the "Real Property"), which consists of a commercial office building and the personal property owned by Borrower and located at 1281 Main Street, Stamford, Connecticut (the "Personal Property"; the Real Property and the Personal Property are hereinafter collectively referred to as the "Property"); and

          WHEREAS, on or about May 1, 1981, Lender made a loan to Borrower in the original principal amount of $5,400,000 (the "Loan"), which Loan is evidenced by, INTER ALIA, a Note Secured by Mortgage dated May 1, 1981, as modified by a certain Modification Agreement dated March 7, 1984 (the "Modification Agreement") made by and between Lender and Borrower and recorded in Volume 2378 at Page 51 of the Land Records of the City of Stamford, County of Fairfield, State of Connecticut (the Note Secured by Mortgage as so modified by the Modification Agreement being referred to herein as the "Note"). The Note is secured by (i) a Mortgage Deed Dated May 1, 1981 and recorded in Volume 2031 at Page 334 of the Land Records of the City of Stamford, County of Fairfield, State of Connecticut, as modified by the Modification Agreement (the Mortgage Deed as so modified by the Modification Agreement being referred to herein as the "Mortgage");
(ii) an Assignment of Lease dated May 1, 1981 made by Borrower in favor of Lender and recorded in Volume 2032 at Page 1 of the Land Records of the City of Stamford, County of Fairfield, State of Connecticut (the "Assignment of Lease "); and (iii) a Security Agreement dated May 1, 1981 made by Borrower in favor of Lender (the "Security Agreement"); and



                                                            2

          WHEREAS, Lender is presently the holder and owner of the Note, the Mortgage, the Assignment of Lease, the Security Agreement and all other documents entered into by or on behalf of Borrower and delivered to Lender in connection with the Loan (collectively, the "Loan Documents"); and

          WHEREAS, the Loan is in default as a result of Borrower's failure to pay the installments of principal and interest due under the Note, and the following amounts are now due and payable to Lender pursuant to the terms of the Loan Documents: (a) principal in the amount of $5,193,251.24; (b) interest through November 22, 1995, in the amount of $3,310,590.43 plus interest due at the per diem rate of $1,737; (c) delay fees and late charges in the amount of $529,049.60; and (d) costs and attorneys' fees incurred by Lender (collectively, the "Indebtedness"); and

          WHEREAS, Borrower has continued in possession of the Property to manage and maintain the Property subsequent to commencement by Lender of a certain foreclosure action, D.N. CV 91-0120403 S, in the Superior Court, Judicial District of Stamford/Norwalk at Stamford, against Borrower (the "Foreclosure Action"); and

          WHEREAS, as a result of a certain identified environmental condition of the Property, Borrower has commenced that certain civil action against Texaco, Inc., Docket No. 5: 92 CV 304 currently pending in the United States District Court for the District of Connecticut (the
"Environmental Action"); and

          WHEREAS, Lender and Borrower wish to resolve and settle all claims arising with respect to or in connection with the Loan Documents, the Foreclosure Action and the environmental condition described in or giving rise to the Environmental Action in as expeditious a manner as possible; and

          WHEREAS, pursuant to the terms of an Agreement by and between Releasor and Borrower of even date herewith (the "Settlement Agreement"), this Release is to be delivered to Releasee; and

          WHEREAS, Releasor is represented by counsel and has consulted with counsel prior to executing this Release;

          NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Releasor, together with, and on behalf of, its employees, attorneys, agents, affiliates, successors and assign (collectively, "Releasing Parties"), does hereby remise, release and discharge Release, together, with its partners, employees, attorneys, agents, affiliates, successors and assigns, of and from any and all manner of action or actions, cause or


                                                            3

causes of actions, suit, debts, dues, sums of money, accounts, reckonings, bonds, leases, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgements, executions, claims and demands, whatsoever, at law or in equity, and whether arising out of contract, tort, quasi-contract, or otherwise, known or unknown, which Releasor ever had, now has or may have in the future against Releasee arising under the Loan Documents or in connection with the Property and the Environmental Action (and the facts and circumstances forming the basis thereof) including, without limitation, all rights and claims including rights of contribution Releasing Parties may have under applicable local, state and federal environmental laws.

          PROVIDED, HOWEVER, it is not the intent of this Release to release Releasee from obligations of releasee arising with respect to the Settlement Agreement.

          PROVIDED FURTHER, THAT, to the extent that Releasee fails to take any action required by Paragraph 2 or Paragraph 5 of the Settlement Agreement, or takes any action which materially interferes with, materially delays or materially postpones Releasor's realization of the rights granted to it in the settlement Agreement, including, without limitation, the actions addressed in Paragraph 8 of the Settlement Agreement, or if any of the transactions or instruments contemplated by the Settlement Agreement are voided, set aside or declared null and void, by reason of actions taken by Releasee or any of its partners in proceedings in connection with the insolvency, bankruptcy or reorganization of Releasee or any of its Partners, this Release shall, at the sole option of Releasor, be null and void and of no force and effect and in such event, Releasor reserves the right to pursue any and all claims against Releasee that existed prior to the execution and delivery of this Release.

          This Release shall be governed by and construed in accordance with the laws of the State of Connecticut.


                                                            4

          IN WITNESS WHEREOF, Releasor has hereunto set or caused to be set its hand, on the day and year first above written.


WITNESSED BY:                 THE PRUDENTIAL INSURANCE
                              COMPANY OF AMERICA

                              By   DAVID M. RODGERS
                              Name:David M. Rodgers
                              Title: Vice President




                                                            5

STATE OF CONNECTICUT     )
                         )    ss: Stamford   January 16, 1996
COUNTY OF FAIRFIELD      )


     Personally appeared The Prudential Insurance Company of America, a New Jersey corporation, by David M. Rodgers, its duly authorized Vice President, signer of the foregoing instrument, and acknowledged that same to be his/her free act and deed and the free act and deed of said corporation, before me.





                         Notary Public
                         My Commission Expires:




                           EXHIBIT E

                            RELEASE



          This Release (the "Release") is given this 16th day of January, 1996 by HOLLY POND ASSOCIATES LIMITED PARTNERSHIP, a Connecticut limited partnership with a business address c/o Peter K. Underhill, 425 Brushy Ridge Road, New Canaan, Connecticut 06840 ("Borrower" or the releasor"), to THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation with a principal place of business at Three Gateway Center, 13th Floor, Newark, New Jersey 17102-4077 ("Lender" or the "Releasee").

                           RECITALS
          WHEREAS, Borrower owns real property known as Holly Pond Plaza, together with all the improvements thereon, more particularly described in Exhibit A attached hereto (the "Real Property"), which consists of a commercial office building and the personal property owned by Borrower and located at 1281 Main Street, Stamford, Connecticut (the "Personal Property"; the Real Property and the Personal Property are hereinafter collectively referred to as the "Property"); and

          WHEREAS, on or about May 1, 1981, Lender made a loan to Borrower in the original principal amount of $5,400,000 (the "Loan"), which Loan is evidenced by, INTER ALIA, a Note Secured by Mortgage dated May 1, 1981, as modified by a certain Modification Agreement dated March 7, 1984 (the "Modification Agreement") made by and between Lender and Borrower and recorded in Volume 2378 at Page 51 of the Land Records of the City of Stamford, County of Fairfield, State of Connecticut (the Note Secured by Mortgage as so modified by the Modification Agreement being referred to herein as the "Note"). The Note is secured by (i) a Mortgage Deed dated May 1, 1981 and recorded in Volume 2031 at Page 334 of the Land Records of the City of Stamford, County of Fairfield, State of Connecticut, as modified by the Modification Agreement (the Mortgage Deed as so modified by the Modification Agreement being referred to herein as the "Mortgage");
(ii) an Assignment of Lease dated May 1, 1981 made by Borrower in favor of Lender and recorded in Volume 2032 at Page 1 of the Land Records of the City of Stamford, County of Fairfield, State of Connecticut (the "Assignment of Lease "); and (iii) a Security Agreement dated May 1, 1981 made by Borrower in favor of Lender (the "Security Agreement"); and

          WHEREAS, Lender is presently the holder and owner of the Note, the Mortgage, the Assignment of Lease, the Security Agreement and all other documents entered into by or on behalf of Borrower and delivered to Lender in connection with the Loan (collectively, the "Loan Documents"); and

          WHEREAS, the Loan is in default as a result of Borrower's failure to pay the installments of principal and interest due under the Note, and the following amounts are now due and payable to Lender pursuant to the terms of the Loan Documents: (a) principal in the amount of $5,193,251.24; (b) interest through November 22, 1995, in the amount of $3,310,590.43 plus interest due at the per diem rate of $1,737; (c) delay fees and late charges in the amount of $529,049.60; and (d) costs and attorneys' fees incurred by Lender (collectively, the "Indebtedness"); and

          WHEREAS, Borrower has continued in possession of the Property to manage and maintain the Property subsequent to commencement by Lender of a certain foreclosure action, D.N. CV 91-0120403 S, in the Superior Court, Judicial District of Stamford/Norwalk at Stamford, against Borrower (the "Foreclosure Action"); and

          WHEREAS, as a result of a certain identified environmental condition of the Property, Borrower has commenced that certain civil action against Texaco, Inc., Docket No. 5: 92 CV 304 currently pending in the United States District Court for the District of Connecticut (the
"Environmental Action"); and

          WHEREAS, Borrower acknowledges that the Loan Documents may be transferred and assigned by Lender to any third party ("Lender's Assignee"), at Lender's sole option, and that upon such assignment, Lender's Assignee shall assume all rights and obligations of Lender under this Agreement, and Borrower is agreeable to the entry of appropriate orders in the Foreclosure Action and the Environmental Action substituting Lender's Assignee as the plaintiff in the Foreclosure Action and the Environmental Action; and

          WHEREAS, Lender and Borrower wish to resolve and settle all claims arising with respect to or in connection with the Loan Documents, the Foreclosure Action and the environmental condition described in or giving rise to the Environmental Action in as expeditious a manner as possible; and

          WHEREAS, pursuant to the terms of an Agreement by and between Releasor and Releasee of even date herewith (the "Settlement Agreement"), this Release is to be delivered to Releasee; and

          WHEREAS, Releasor is represented by counsel and has consulted with counsel prior to executing this Release.

          NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Releasor, together with its partners, employees, attorneys, agents, affiliates, successors and assigns, does hereby remise, release and discharge Releasee, together with its shareholders, employees, attorneys, agents, affiliates, successors and assigns, of and from any and all manner of action or actions, cause or causes of actions, suit, debts, dues, sums of money, accounts, reckonings, bonds, leases, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, damages, judgments, executions, claims and demands, whatsoever, at law or in equity, and whether arising out of contract, tort, quasicontract, or otherwise, known or unknown, which Releasor ever had, now has or may have in the future against Releasee arising out of or in connection with the Loan Documents, the Property the Foreclosure Action and the Environmental Action.

          This Release shall be governed by and construed in accordance with the laws of the State of Connecticut.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


WITNESSED BY:                      HOLLY POND ASSOCIATES LIMITED
                                   PARTNERSHIP

                                   By   PETER K. UNDERHILL
                                   Name:Peter K. Underhill
                                   Title: General Partner


                                   By   RANDALL A. HACK
                                   Name:  Randall A. Hack
                                   Title: General Partner


                                   By   ROBERT LIBERMAN
                                   Name:  Robert Liberman
                                   Title: General Partner


                                   By:  JOSHUA A. MUSS
                                   Name:  Joshua A. Muss
                                   Title: General Partner

                              By CARLYLE REAL ESTATE LIMITED
                              PARTNERSHIP - X, a limited partnership
                              and a Limited Partner of the Borrower

                              By JMB Realty Corporation, a
                              Delaware corporation,
                              its general partner



                              By
                              Name:
                              Title:

                         EXHIBIT E - 1

                            RELEASE


     This Release (the "Release") is given this 16th day of January, 1996 by HOLLY POND ASSOCIATES LIMITED PARTNERSHIP, a Connecticut limited partnership with a business address c/o Peter K. Underhill, 425 Brushy Ridge Road, New Canaan, Connecticut 06840 ("Borrower" or the "Releasor"), to 1281 EAST MAIN ASSOCIATES, LLC, a Connecticut limited liability company with a business address at 175 Post Road West, Westport, Connecticut 06880 (the "Release").

                        R E C I T A L S

     WHEREAS, Borrower owns real property known as Holly Pond Plaza, together with all the improvements thereon, (the "Real Property"), which consists of a commercial office building and the personal property owned by Borrower and located at 1281 Main Street, Stamford, Connecticut, (the "Personal Property"; the Real Property and the Personal Property are hereinafter collectively referred to as the "Property"); and

     WHEREAS, on or about May 1, 1981, The Prudential Insurance Company of America ("Lender") made a loan to Borrower in the original principal amount of $5,400,000 (the "Loan") which Loan is evidenced by, INTER ALIA, a Note Secured by Mortgage dated May 1, 1981, as modified by a certain Modification Agreement dated March 7, 1984 (the "Modification Agreement") made by and between Lender and Borrower and recorded in Volume 2378 at Page 51 of the Land Records of the City of Stamford, County of Fairfield, State of Connecticut (the Note Secured by Mortgage as so modified by the Modification Agreement being referred to herein as the "Note"). The Note is secured by (i) a Mortgage Deed dated May 1, 1981 and recorded in Volume 2031 at Page 334 of the Land Records of the City of Stamford, County of Fairfield, State of Connecticut, as modified by the Modification Agreement (the Mortgage Deed as so modified by the Modification Agreement being referred to herein as the "Mortgage"); (ii) an Assignment of Lease dated May 1, 1981 made by Borrower in favor of Lender and recorded in Volume 2032 at Page 1 of the Land Records of the City of Stamford, County of Fairfield, State of Connecticut (the "Assignment of Lease"); and (iii) a Security Agreement dated May 1, 1981 made by Borrower in favor of Lender (the "Security Agreement"); and

     WHEREAS, Releasee intends to purchase from Lender, and become the holder and owner of, the Note, the Mortgage, the Assignment of Lease, the Security Agreement and all other documents entered into by or on behalf of Borrower and delivered to Lender in connection with the Loan (collectively, the "Loan Documents"); and


     WHEREAS, the Loan is in default as a result of Borrower's failure to pay the installments of principal and interest due under the Note, and the following amounts are now due and payable to Lender pursuant to the terms of the Loan Documents: (a) principal in the amount of $5,193,251.24; (b) interest through November 22, 1995, in the amount of $3,310,590.43, plus interest due at the per diem rate of $1,737; (c) delay fees and late charges in the amount of $529,049.60; and (d) costs and attorneys' fees incurred by Lender (collectively, the "Indebtedness"); and

     WHEREAS, Borrower has continued in possession of the Property to manage and maintain the Property subsequent to commencement by Lender of a certain foreclosure action, D.N. CV 91-0120403 S, in the Superior Court, Judicial District of Stamford/Norwalk at Stamford, against Borrower (the "Foreclosure Action"); and

     WHEREAS, as a result of a certain identified environmental condition of the Property, Borrower has commenced that certain civil action against Texaco, Inc., Docket No. 5:92 CV 304 currently pending in the United States District Court for the District of Connecticut (the "Environmental Action"); and

     WHEREAS, Borrower acknowledges that the Loan Documents will be transferred and assigned by Lender to Releasee, and that upon such assignment, Releasee shall assume all rights and obligations of Lender under this Agreement, and Borrower is agreeable to the entry of appropriate orders n the Foreclosure Action and the Environmental Action substituting Release as the plaintiff in the Foreclosure Action and Environmental Action; and

     WHEREAS, pursuant to the terms of an Agreement by and between Releasor and Lender of even date herewith (the "Settlement Agreement"), this Release is to be delivered to Releasee; and

     WHEREAS, Releasor is represented by counsel and has consulted with counsel prior to executing this Release.

     NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Releasor, together with its partners, employees, attorneys, agents, affiliates, successors and assigns, does hereby remise, release and discharge Releasee, together with its shareholders, employees, attorneys, agents, affiliates, successors and assigns, of and from any and all manner of action or actions, cause or causes of actions, suit, debts, dues, sums of money, accounts, reckonings, bonds, leases, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, damages, judgments, executions, claims and demands, whatsoever, at law or in equity, and whether arising out of contract, tort, quasicontract, or otherwise, known or unknown, which Releasor ever had, now has or may have in the future against Releasee arising out of or in connection with the Loan Documents, the Property the Foreclosure Action and the Environmental Action.


          Provided, however it is not the intent of this Release to release Releasee from the obligations of Releasee arising with respect to the Settlement Agreement.

          This Release shall be governed by and construed in accordance with the laws of the State of Connecticut.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


WITNESSED BY:                      HOLLY POND ASSOCIATES LIMITED
                                   PARTNERSHIP

                                   By   PETER K. UNDERHILL
                                   Name:Peter K. Underhill
                                   Title: General Partner


                                   By   RANDALL A. HACK
                                   Name:Randall A. Hack
                                   Title: General Partner


                                   By   ROBERT LIBERMAN
                                   Name:Robert Liberman
                                   Title: General Partner


                                   By:  JOSHUA A. MUSS
                                   Name:Joshua A. Muss
                                   Title: General Partner

                              By CARLYLE REAL ESTATE LIMITED
                              PARTNERSHIP - X, a limited partnership
                              and a Limited Partner of the Borrower

                              By JMB Realty Corporation, a
                              Delaware corporation,
                              its general partner



                              By
                              Name:
                              Title: